UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 27, 2005




                            FIRSTFED FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)



        Delaware              1-9566                    95-4087449
(State of Incorporation)(Commission File No.)(IRS Employer Identification No.)


  401 Wilshire Boulevard, Santa Monica, California,        90401-1490
        (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 917 CFR 240.13e-4(c))

ITEM 2.02      Results of Operations and Financial Condition

On January 27, 2005, the registrant, FirstFed Financial Corp., issued a press release setting forth the Company's third quarter 2004 earnings. A copy of this press release is attached and incorporated herein as Exhibit 99.

ITEM 9.01      Financial Statements and Exhibits

(a)     Financial Statements

           Not Applicable.

(b)     Pro Forma Financial Information

           Not Applicable.

(c) Exhibits:

           Exhibit 99 - Press Release dated January 27, 2005, regarding results for the fourth quarter of 2004.

                               S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.



Dated: January 27, 2005            By:  /s/ Douglas J. Goddard
                                        ----------------------
                                            Douglas J. Goddard
                                            Chief Financial Officer

                                   Exhibit 99

             FIRSTFED REPORTS RESULTS FOR THE FOURTH QUARTER OF 2004



        Santa Monica, California, January 27, 2005 -- FirstFed Financial Corp. (NYSE-FED), parent company of First Federal Bank of California, today announced net earnings of $16.4 million or $0.97 per diluted share of common stock for the fourth quarter of 2004 compared to net earnings of $15.2 million or $0.87 per diluted share of common stock for the fourth quarter of 2003. Net earnings for the fourth quarter included increased net interest income due to growth in the loan portfolio. The additional earnings were offset by higher operating costs associated with loan production.

        Net earnings for the year ended December 31, 2004 increased to $65.8 million or $3.85 per diluted share from $64.5 million or $3.70 per diluted share for the year ended December 31, 2003. The increase in earnings for the year is primarily attributable to growth in the loan portfolio. Additionally, 2004 net earnings included an after tax adjustment of $3.1 million or $0.19 per diluted share due to the elimination of the Bank's repurchase liability for loans sold with recourse. 2003 net earnings included a similar after tax adjustment of $870 thousand or $0.05 per diluted share for a reduction in the same liability. 2004 net earnings also included $907 thousand after tax or $0.05 per diluted share for interest received from the California Franchise Tax Board after settlement of open tax years. 2003 net earnings included a $1.6 million or $0.09 per diluted share reduction in income tax expense resulting from a change in the California tax method of accounting for bad debts.

        The Company's total assets reached $7.5 billion at the end of 2004 as a result of record loan production throughout the year. Loan originations grew to $1.4 billion during the fourth quarter of 2004 from $660 million during the fourth quarter of the prior year and $1.2 billion during the third quarter of 2004. Loan originations for the year increased to $3.9 billion during 2004 compared to $2.3 billion for 2003. Single-family loans comprised 80% of originations during the year 2004 compared to 75% during 2003.

        Net interest income increased by 23% and 9% during the fourth quarter and twelve months of 2004 compared to the same periods of the prior year. Average interest-earning assets increased by 50% and 29% during the fourth quarter and twelve months of 2004 over the comparable periods of 2003 due to record loan originations. However, because the Bank's cost of funds responds to changes in rates faster than its loan portfolio, interest rate spreads dropped to 2.51% and 2.68% for the fourth quarter and twelve months of 2004 from 3.09% and 3.22% during the comparable periods of 2003 due to the increasing rate environment during the fourth quarter and throughout 2004.

        The Company recorded a $3.0 million provision for loan losses during the fourth quarter of 2004 due to the significant loan growth during the quarter. Loans held for investment at December 31, 2004 were $6.8 billion compared to $4.4 billion at December 31, 2003. Net loan charge-offs during the fourth quarter of 2004 were $6 thousand compared to loan charge-offs of $10 thousand during the fourth quarter of 2003. Recoveries totaling $437 thousand were recorded during the twelve months of 2004 compared to recoveries totaling $15 thousand during the twelve months of 2003.

         Loan servicing and other fees were $2.6 million and $9.5 million for the fourth quarter and twelve months ended December 31, 2004, respectively, compared to $2.4 million and $8.0 million for the same periods of the prior year. Because a greater number of loans subject to prepayment fees paid off, loan prepayment fees grew to $2.2 million and $8.0 million for the fourth quarter and twelve months ended 2004 compared to $2.0 million and $6.0 million for the same periods of the prior year. Loan payoffs and principal reductions were $361.5 million and $1.4 billion for the fourth quarter and twelve months ended 2004 compared to $398.6 million and $1.7 billion for the same periods last year.

        Non-interest expense increased during the fourth quarter of 2004 due to higher incentive-based compensation and other operating costs associated with increased loan production. For 2004, non-interest expense included higher legal costs, in addition to incentive-based compensation and other operating costs associated with loan production. However, due to growth in total assets, the ratio of non-interest expense to average total assets fell to 1.04% and 1.13% for the fourth quarter and twelve months of 2004 compared to 1.24% for both the fourth quarter and the twelve months of 2003.

        During 2004, the Company repurchased 696,900 shares of common stock at an average market price of $40.25 per share. All share repurchases occurred during the second quarter of 2004. During 2003, the Company repurchased 33,800 shares of common stock at an average market price of $28.53 per share. There remain 1,472,079 shares eligible for repurchase under the Company's stock repurchase program as of January 27, 2005.

        First Federal Bank of California operates 29 full-service retail banking offices in Southern California and lending offices in both Southern and Northern California.

        This news release contains certain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to various factors, many of which are beyond the Company's control, which could cause actual results to differ materially from such statements. Such factors include, but are not limited to, the general business environment, interest rate fluctuations that may affect operating margin, the California real estate market, branch openings, and competitive conditions in the business and geographic areas in which the Company conducts its business and regulatory actions. In addition, these forward-looking statements are subject to assumptions as to future business strategies and decisions that are subject to change. The Company makes no guarantees or promises regarding future results and assumes no responsibility to update such forward-looking statements.

        Contact: Douglas Goddard, Executive Vice President
                 (310) 319-6014


                          KEY FINANCIAL RESULTS FOLLOW

                             FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                    (Dollars in thousands, except share data)
                                   (Unaudited)

                                                                       December 31,       December 31,
                                                                           2004               2003
                                                                      ---------------     --------------
ASSETS
Cash and cash equivalents                                         $          68,343   $         54,318
Investment securities, available-for-sale (at fair value)                   250,586            116,411
Mortgage-backed securities, available-for-sale (at fair value)               97,059            135,176
Loans receivable, held-for-sale (fair value $0 and $494)                         --                492
Loans receivable, net                                                     6,837,945          4,373,620
Accrued interest and dividends receivable                                    24,115             16,941
Real estate owned, net                                                           --              1,324
Real estate held for investment                                                 986                 --
Office properties and equipment, net                                         15,881             10,568
Investment in Federal Home Loan Bank (FHLB) stock, at cost                  143,425             87,775
Other assets                                                                 30,643             28,397
                                                                      ---------------     --------------
                                                                  $       7,468,983   $      4,825,022
                                                                      ===============     ==============
LIABILITIES

Deposits                                                          $       3,761,165   $      2,538,398
FHLB advances                                                             3,004,600          1,694,000
Securities sold under agreements to repurchase                              187,000            122,622
Accrued expenses and other liabilities                                       38,744             33,435
                                                                      ---------------     --------------
                                                                          6,991,509          4,388,455
                                                                      ---------------     --------------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Common stock, par value $.01 per share;
  authorized 100,000,000 shares;
  issued 23,693,350 and 23,543,339 shares;
  outstanding 16,498,754 and 17,045,643 shares                                  237                235
Additional paid-in capital                                                   40,977             37,733
Retained earnings - substantially restricted                                549,202            483,360
Unreleased shares to employee stock ownership plan                              (53)              (125)
Treasury stock, at cost 7,194,596 and 6,497,696 shares                     (113,776)           (85,727)
Accumulated other comprehensive earnings, net of taxes                          887              1,091
                                                                      ---------------     --------------
                                                                            477,474            436,567
                                                                      ---------------     --------------
                                                                  $       7,468,983   $      4,825,022
                                                                      ===============     ==============

                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY
             CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE
                   EARNINGS (Dollars in thousands, except per
                                   share data)
                                   (Unaudited)

                                                       Three months ended               Twelve months ended
                                                          December 31,                     December 31,
                                                 ------------------------------   ------------------------------
                                                      2004             2003            2004             2003
                                                 -------------    -------------   -------------    -------------
Interest income:
    Interest on loans                         $        73,557  $        55,054  $      247,892   $      224,779
    Interest on mortgage-backed
       securities                                         729            1,051           3,312            5,328
    Interest and dividends on investments               3,560            1,181          11,518            5,774
                                                 -------------    -------------   -------------    -------------
       Total interest income                           77,846           57,286         262,722          235,881
                                                 -------------    -------------   -------------    -------------
Interest expense:
    Interest on deposits                               14,545            8,671          42,159           39,104
    Interest on borrowings                             18,335           12,183          59,031           49,238
                                                 -------------    -------------   -------------    -------------
       Total interest expense                          32,880           20,854         101,190           88,342
                                                 -------------    -------------   -------------    -------------

Net interest income                                    44,966           36,432         161,532          147,539
Provision for loan losses                               3,000               --           3,000               --
                                                 -------------    -------------   -------------    -------------
Net interest income after provision for
    loan losses                                        41,966           36,432         158,532          147,539
                                                 -------------    -------------   -------------    -------------
Other income:
    Loan servicing and other fees                       2,617            2,377           9,545            7,990
    Retail office fees                                  1,512            1,432           5,639            5,095
    Gain on sale of loans                                  --               62           5,434            2,444
    Real estate operations, net                           202              465             308              780
    Other operating income                                138               74             370              432
                                                 -------------    -------------   -------------    -------------
       Total other income                               4,469            4,410          21,296           16,741
                                                 -------------    -------------   -------------    -------------
Non-interest expense:
    Salaries and employee benefits                     11,226            8,458          40,907           33,484
    Occupancy                                           2,253            2,114           8,691            8,171
    Advertising expense                                   277              135             705              315
    Amortization of core deposit
       intangible                                         499              500           1,995            1,995
    Federal deposit insurance                              99               92             388              394
    Legal                                                 398              648           1,686            1,103
    Other expense                                       3,293            2,575          12,000           10,127
                                                 -------------    -------------   -------------    -------------
       Total non-interest expense                      18,045           14,522          66,372           55,589
                                                 -------------    -------------   -------------    -------------
Earnings before income taxes                           28,390           26,320         113,456          108,691
Income tax provision                                   11,950           11,159          47,614           44,216
                                                 -------------    -------------   -------------    -------------
Net earnings                                  $        16,440  $        15,161  $       65,842   $       64,475
                                                 =============    =============   =============    =============

Net earnings                                  $        16,440  $        15,161  $       65,842   $       64,475
Other comprehensive loss, net of taxes                   (224)              52            (204)          (1,110)
                                                 -------------    -------------   -------------    -------------
Comprehensive earnings                        $        16,216  $        15,213  $       65,638   $       63,365
                                                 =============    =============   =============    =============
Earnings per share:
    Basic                                     $          1.00  $          0.89  $         3.95   $         3.80
                                                 =============    =============   =============    =============
    Diluted                                   $          0.97  $          0.87  $         3.85   $         3.70
                                                 =============    =============   =============    =============
Weighted average shares outstanding:
    Basic                                          16,461,945       17,027,977      16,679,927       16,986,725
                                                 =============    =============   =============    =============
    Diluted                                        16,879,903       17,505,446      17,090,227       17,407,459
                                                 =============    =============   =============    =============

                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY

                              KEY FINANCIAL RESULTS
                                   (Unaudited)

                                                                 Quarter ended December 31,
                                                                  2004               2003
                                                             --------------       -----------
                                                          (Dollars in thousands, except per share data)
End of period:
    Total assets                                          $       7,468,983    $    4,825,022
    Cash and securities                                   $         318,929    $      170,729
    Mortgage-backed securities                            $          97,059    $      135,176
    Loans                                                 $       6,837,945    $    4,374,112
    Core deposit intangible asset                         $           5,333    $        7,328
    Deposits                                              $       3,761,165    $    2,538,398
    Borrowings                                            $       3,191,600    $    1,816,622
    Stockholders' equity                                  $         477,474    $      436,567
    Book value per share                                  $           28.94    $        25.61
    Tangible book value per share                         $           28.62    $        25.18
    Stock price (period-end)                              $           51.87    $        43.50
    Total loan servicing portfolio                        $       6,985,282    $    4,601,240
    Loans serviced for others                             $         102,546    $      145,475
    % of adjustable mortgages                                         91.44 %           79.03 %

Other data:
    Employees (full-time equivalent)                                    604               574
    Branches                                                             29                29

Asset quality:
    Real estate owned (foreclosed)                        $              --    $        1,324
    Non-accrual loans                                     $           4,985    $        3,342
    Non-performing assets                                 $           4,985    $        4,666
    Non-performing assets to total assets                              0.07 %            0.10 %
    General valuation allowance (GVA)                     $          78,675    $       75,238
    Allowances for impaired loans                                       496               496
                                                             --------------       -----------
    Allowances for loan losses                            $          79,171            75,734
    Allowances for loan losses as a percent of gross
      loans receivable                                                 1.16 %            1.70 %
    Loans sold with recourse                              $          76,338    $       91,003
    GVA for loans sold with recourse                      $              --    $        5,400
    GVA to loans sold with recourse                                      -- %            5.93 %
    Modified loans (not impaired)                         $           2,086    $        2,472
    Impaired loans, net                                   $          1,360     $        3,270
    Allowance for impaired loans                          $             496    $         496

Capital ratios:
    Tangible capital ratio                                            5.99  %           8.48  %
    Core capital ratio                                                5.99              8.48
    Risk-based capital ratio                                         11.96             15.92
    Net worth to assets ratio                                         6.39              9.05

                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY

                        KEY FINANCIAL RESULTS (continued)
                                   (Unaudited)

                                               Three months ended December          Twelve months ended
                                                           31,                          December 31,
                                              ------------------------------    -----------------------------
                                                  2004             2003              2004            2003
                                              ------------    --------------    -------------    ------------
                                                                (Dollars in thousands)
Selected ratios:
  Expense ratios:
      Efficiency ratio                               36.50 %           35.61 %          37.42 %         34.35 %
      Expense-to-average-assets ratio                 1.04              1.24             1.13            1.24
  Return on average assets                            0.95              1.30             1.12            1.43
  Return on average equity                           14.06             14.15            14.54           15.97

Yields earned and rates paid:
  Average yield on loans and
    mortgage-backed securities                        4.61 %            5.14 %           4.68 %          5.49 %
  Average yield on investment portfolio               3.16              1.70             2.79            2.20
  (1)
  Average yield on all interest-earning
    assets (1)                                        4.55              5.08             4.59            5.40
  Average rate paid on deposits                       1.63              1.36             1.42            1.55
  Average rate paid on borrowings                     2.54              2.99             2.53            3.21
  Average rate paid on all
    interest-bearing liabilities                      2.04              1.99             1.91            2.18
  Interest rate spread                                2.51              3.09             2.68            3.22
  Effective net spread                                2.60              3.22             2.78            3.35

Average balances:
  Average loans and mortgage-backed
    securities                            $      6,398,547 $       4,363,905 $      5,325,910 $     4,194,404
  Average investments  (2)                         283,797            84,967          252,708         113,624
                                              ------------    --------------    -------------    ------------
  Average interest-earning assets  (2)           6,682,344         4,448,872        5,578,618       4,308,028
                                              ------------    --------------    -------------    ------------
  Average deposits                               3,539,945         2,535,615        2,968,757       2,515,471
  Average borrowings                             2,861,681         1,616,091        2,317,518       1,529,630
                                              ------------    --------------    -------------    ------------
  Average interest-bearing liabilities           6,401,626         4,151,706        5,286,275       4,045,101
                                              ------------    --------------    -------------    ------------
  Excess of interest-earning assets
    over interest-bearing liabilities     $        280,718 $         297,166 $        292,343 $       262,927
                                              ============    ==============    =============    ============

Loan originations                         $      1,359,502 $         659,806 $      3,880,809 $     2,275,530

(1) Excludes FHLB stock dividends and other miscellaneous items.
(2) Excludes FHLB stock.
